Exhibit 10.39

SECOND AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
AND
FIRST AMENDMENT TO DISBURSEMENT LETTER
THIS SECOND AMENDMENT to Amended and Restated Loan and Security Agreement and First Amendment to Disbursement Letter (this “Amendment”) is entered into as of January 23, 2015, by and among OXFORD FINANCE LLC (“Oxford”) as collateral agent (in such capacity, the “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement or otherwise a party thereto from time to time including, without limitation, Oxford in its capacity as a Lender, and SILICON VALLEY BANK (in such capacity, each a “Lender” and collectively, the “Lenders”), and HALOZYME THERAPEUTICS, INC., a Delaware corporation, and HALOZYME, INC., a California corporation (individually and collectively, jointly and severally, “Borrower”).
Recitals
A.Collateral Agent, Lenders and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 27, 2013 (as the same has been and may from time to time further be amended, modified, supplemented or restated, collectively, the “Loan Agreement”). Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
B.Collateral Agent, Lenders and Borrower have entered into that certain Disbursement Letter dated as of December 27, 2013 (as the same may from time to time be amended, modified, supplemented or restated, collectively, the “Disbursement Letter”).
C.Borrower has requested that Collateral Agent and Lenders amend the Loan Agreement and the Disbursement Letter to make certain revisions to the Loan Agreement and Disbursement Letter as more fully set forth herein.
D.Collateral Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement and Disbursement Letter, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.
2.1Section 2.2 (Term Loans). Section 2.2(b) hereby is amended by deleting the reference to “thirty-six (36) months” and replacing it with “twenty-four (24) months”.

2.2Section 2.5 (Fees). Section 2.5 hereby is amended to delete the word “and” at the end of clause (e) (First Amendment Fee), change the title “(f) Fees Fully Earned.” to “(g) Fees Fully Earned.” and insert the following new clause (f) as the penultimate paragraph of such Section:
(f)    Second Amendment Fee. On the Second Amendment Effective Date, a fully earned non-refundable fee of One Hundred Eighty Thousand Dollars ($180,000.00) (the “Second Amendment Fee”) to be shared between the Lenders pursuant to their respective Commitment Percentages; and
2.3Section 13.1 (Definitions). The following term and its definition hereby are amended in Section 13.1 of the Loan Agreement as follows:
“Amortization Date” is February 1, 2016.
2.3Section 13.1 (Definitions). The following terms and their respective definitions hereby are added to Section 13.1 in their appropriate alphabetical order:
“Second Amendment Effective Date” means January 23, 2015.
“Second Amendment Fee” is defined in Section 2.5(f).
3.Amendment to Disbursement Letter. The Disbursement Letter hereby is amended by replacing the Amortization Table with the Amortization Table attached hereto as Exhibit A.
4.Limitation of Amendments.
4.1The amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
4.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents (as such may be modified by the updated Perfection Certificate delivered to the Collateral Agent on or around the date hereof) are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b), no Event of Default has occurred and is continuing;
5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3The organizational documents of Borrower most recently delivered to Collateral Agent and Lenders are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law binding on or affecting Borrower, (b) any material agreement by which Borrower is bound in a manner that constitutes an event of default thereunder, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made or is being obtained pursuant to Section 6.1(b) of the Loan Agreement; and
5.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent and Lenders of this Amendment; (b) Borrower’s payment of the Second Amendment Fee in an amount equal to One Hundred Eighty Thousand Dollars ($180,000.00); and (c) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.
[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT: OXFORD FINANCE LLC		BORROWER: HALOZYME THERAPEUTICS, INC.
By:	/s/ Mark Davis	By:	/s/ David A. Ramsay
Name:	Mark Davis	Name:	David A. Ramsay
Title:	Vice President - Finance, Secretary & Treasurer	Title:	CFO

LENDERS: OXFORD FINANCE LLC		HALOZYME, INC.
By:	/s/ Mark Davis	By:	/s/ David A. Ramsay
Name:	Mark Davis	Name:	David A. Ramsay
Title:	Vice President - Finance, Secretary & Treasurer	Title:	CFO

SILICON VALLEY BANK
By:	/s/ Anthony Flores
Name:	Anthony Flores
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
AND FIRST AMENDMENT TO DISBURSEMENT LETTER]

Exhibit A
AMORTIZATION TABLE

Oxford Finance & SVB
Amortization Table
Halozyme AA01

	Start Date:	12/27/2013		Disclaimer:
	Interest Rate:	7.55%		THIS IS A STANDARD AMORTIZATION
	Term:	48	24 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
	Payment:	$1,350,669.95		USED FOR PAYOFF PURPOSES.
	Final Payment:	$2,550,000.00	8.50%
	Amount:	30,000,000.00

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	1/1/14	Interim Interest Due				$30,000,000.00
1	2/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
2	3/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
3	4/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
4	5/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
5	6/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
6	7/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
7	8/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
8	9/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
9	10/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
10	11/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
11	12/1/14	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
12	1/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
13	2/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
14	3/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
15	4/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
16	5/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
17	6/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
18	7/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
19	8/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00

20	9/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
21	10/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
22	11/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
23	12/1/15	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
24	1/1/16	$30,000,000.00	$188,750.00	$188,750.00	$0.00	$30,000,000.00
25	2/1/16	$30,000,000.00	$1,350,669.95	$188,750.00	$1,161,919.95	$28,838,080.05
26	3/1/16	$28,838,080.05	$1,350,669.95	$181,439.59	$1,169,230.36	$27,668,849.68
27	4/1/16	$27,668,849.68	$1,350,669.95	$174,083.18	$1,176,586.77	$26,492,262.91
28	5/1/16	$26,492,262.91	$1,350,669.95	$166,680.49	$1,183,989.46	$25,308,273.45
29	6/1/16	$25,308,273.45	$1,350,669.95	$159,231.22	$1,191,438.73	$24,116,834.72
30	7/1/16	$24,116,834.72	$1,350,669.95	$151,735.09	$1,198,934.87	$22,917,899.85
31	8/1/16	$22,917,899.85	$1,350,669.95	$144,191.79	$1,206,478.16	$21,711,421.69
32	9/1/16	$21,711,421.69	$1,350,669.95	$136,601.03	$1,214,068.92	$20,497,352.76
33	10/1/16	$20,497,352.76	$1,350,669.95	$128,962.51	$1,221,707.44	$19,275,645.32
34	11/1/16	$19,275,645.32	$1,350,669.95	$121,275.94	$1,229,394.02	$18,046,251.31
35	12/1/16	$18,046,251.31	$1,350,669.95	$113,541.00	$1,237,128.95	$16,809,122.36
36	1/1/17	$16,809,122.36	$1,350,669.95	$105,757.39	$1,244,912.56	$15,564,209.80
37	2/1/17	$15,564,209.80	$1,350,669.95	$97,924.82	$1,252,745.13	$14,311,464.67
38	3/1/17	$14,311,464.67	$1,350,669.95	$90,042.97	$1,260,626.99	$13,050,837.68
39	4/1/17	$13,050,837.68	$1,350,669.95	$82,111.52	$1,268,558.43	$11,782,279.25
40	5/1/17	$11,782,279.25	$1,350,669.95	$74,130.17	$1,276,539.78	$10,505,739.47
41	6/1/17	$10,505,739.47	$1,350,669.95	$66,098.61	$1,284,571.34	$9,221,168.13
42	7/1/17	$9,221,168.13	$1,350,669.95	$58,016.52	$1,292,653.44	$7,928,514.70
43	8/1/17	$7,928,514.70	$1,350,669.95	$49,883.57	$1,300,786.38	$6,627,728.32
44	9/1/17	$6,627,728.32	$1,350,669.95	$41,699.46	$1,308,970.49	$5,318,757.82
45	10/1/17	$5,318,757.82	$1,350,669.95	$33,463.85	$1,317,206.10	$4,001,551.72
46	11/1/17	$4,001,551.72	$1,350,669.95	$25,176.43	$1,325,493.52	$2,676,058.20
47	12/1/17	$2,676,058.20	$1,350,669.95	$16,836.87	$1,333,833.08	$1,342,225.12
48	1/1/18	$1,342,225.12	$1,350,669.95	$8,444.83	$1,342,225.12	$0.00
Final	1/1/18	Final	$2,550,000.00	$2,550,000.00	$0.00

		Totals	$39,496,078.83	$9,496,078.83	$30,000,000.00

Oxford Finance & SVB
Amortization Table
Halozyme AA02

	Start Date:	12/27/2013		Disclaimer:
	Interest Rate:	7.55%		THIS IS A STANDARD AMORTIZATION
	Term:	48	24 IO + 24 PI	SCHEDULE. IT IS NOT INTENDED TO BE
	Payment:	$900,446.63		USED FOR PAYOFF PURPOSES.
	Final Payment:	$1,700,000.00	8.50%
	Amount:	20,000,000.00

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	1/1/14	Interim Interest Due				$20,000,000.00
1	2/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
2	3/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
3	4/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
4	5/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
5	6/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
6	7/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
7	8/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
8	9/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
9	10/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
10	11/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
11	12/1/14	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
12	1/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
13	2/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
14	3/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
15	4/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
16	5/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
17	6/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
18	7/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
19	8/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
20	9/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
21	10/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
22	11/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00

23	12/1/15	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
24	1/1/16	$20,000,000.00	$125,833.33	$125,833.33	$0.00	$20,000,000.00
25	2/1/16	$20,000,000.00	$900,446.63	$125,833.33	$774,613.30	$19,225,386.70
26	3/1/16	$19,225,386.70	$900,446.63	$120,959.72	$779,486.91	$18,445,899.79
27	4/1/16	$18,445,899.79	$900,446.63	$116,055.45	$784,391.18	$17,661,508.61
28	5/1/16	$17,661,508.61	$900,446.63	$111,120.32	$789,326.31	$16,872,182.30
29	6/1/16	$16,872,182.30	$900,446.63	$106,154.15	$794,292.49	$16,077,889.81
30	7/1/16	$16,077,889.81	$900,446.63	$101,156.72	$799,289.91	$15,278,599.90
31	8/1/16	$15,278,599.90	$900,446.63	$96,127.86	$804,318.78	$14,474,281.13
32	9/1/16	$14,474,281.13	$900,446.63	$91,067.35	$809,379.28	$13,664,901.84
33	10/1/16	$13,664,901.84	$900,446.63	$85,975.01	$814,471.63	$12,850,430.22
34	11/1/16	$12,850,430.22	$900,446.63	$80,850.62	$819,596.01	$12,030,834.21
35	12/1/16	$12,030,834.21	$900,446.63	$75,694.00	$824,752.64	$11,206,081.57
36	1/1/17	$11,206,081.57	$900,446.63	$70,504.93	$829,941.70	$10,376,139.87
37	2/1/17	$10,376,139.87	$900,446.63	$65,283.21	$835,163.42	$9,540,976.45
38	3/1/17	$9,540,976.45	$900,446.63	$60,028.64	$840,417.99	$8,700,558.45
39	4/1/17	$8,700,558.45	$900,446.63	$54,741.01	$845,705.62	$7,854,852.83
40	5/1/17	$7,854,852.83	$900,446.63	$49,420.12	$851,026.52	$7,003,826.32
41	6/1/17	$7,003,826.32	$900,446.63	$44,065.74	$856,380.89	$6,147,445.42
42	7/1/17	$6,147,445.42	$900,446.63	$38,677.68	$861,768.96	$5,285,676.47
43	8/1/17	$5,285,676.47	$900,446.63	$33,255.71	$867,190.92	$4,418,485.55
44	9/1/17	$4,418,485.55	$900,446.63	$27,799.64	$872,647.00	$3,545,838.55
45	10/1/17	$3,545,838.55	$900,446.63	$22,309.23	$878,137.40	$2,667,701.15
46	11/1/17	$2,667,701.15	$900,446.63	$16,784.29	$883,662.35	$1,784,038.80
47	12/1/17	$1,784,038.80	$900,446.63	$11,224.58	$889,222.06	$894,816.75
48	1/1/18	$894,816.75	$900,446.63	$5,629.89	$894,816.75	$0.00
Final	1/1/18	Final	$1,700,000.00	$1,700,000.00	$0.00

		Totals	$26,330,719.22	$6,330,719.22	$20,000,000.00